2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

CHRISTOPHER & BANKS CORPORATION ANNOUNCES MOVE TO
TRADING ON THE OTC MARKETS GROUP

- Acknowledges Suspension Notice from NYSE and Commencement of Delisting Process -
- Notice does not Affect Day to Day Operations, Liquidity or Credit Facility -

Minneapolis, MN, April 18, 2019 - Christopher & Banks Corporation (NYSE: CBK), a specialty women’s apparel retailer, today announced that yesterday afternoon it received notification from The New York Stock Exchange (the "NYSE") informing the Company that the NYSE has determined to suspend trading of and to commence proceedings to delist the Company's common stock from the NYSE because the Company has fallen below the NYSE's continued listing standard that requires an average global market capitalization of at least $15.0 million over 30 consecutive trading days.

The suspension and commencement of delisting proceedings does not affect the Company's day to day operations, liquidity or credit facility. The Company will continue to file periodic and certain other reports with the SEC under applicable federal securities laws.

The Company anticipates that its common stock will begin trading later today on the Pink Market, operated by the OTC Markets Group under the symbol “CBKC”. The Company intends to submit an application to trade on the OTCQX Best Market.

The Company also intends to apply to relist its common stock on a national exchange in the future upon meeting the applicable listing standards of that exchange.

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based national specialty retailer featuring exclusively designed privately branded women’s apparel and accessories. As of April 18, 2019, the Company operates 457 stores in 45 states consisting of 313 MPW stores, 81 Outlet stores, 33 Christopher & Banks stores, and 30 stores in its women’s plus size clothing division CJ Banks. The Company also operates the www.ChristopherandBanks.com eCommerce website.

Keywords: Christopher & Banks, CJ Banks, Women’s Clothing, Plus Size Clothing, Petites, Extended Sizes, Outfits.

Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to certain events that could have an effect on our future performance. The forward-looking statements relate to expectations concerning matters that are not historical facts and may use the words “will”, "expect", "anticipate", "plan", "intend", "project", "believe", “should”, "drive" "in order to" and similar expressions. Except for historical information, matters discussed in this press release may be considered forward-looking statements.

These forward-looking statements are based largely on information currently available to our management and our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to a number of uncertainties and risks, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company's future performance and financial results to differ materially from those expressed or implied by the forward-looking statements. We cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, be achieved or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, those factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

COMPANY CONTACT:
Keri Jones
President and Chief Executive Officer
(763) 551-5000

INVESTOR RELATIONS CONTACT:
Jean Fontana
ICR, Inc.
(646) 277-1214